Supplement dated December 13, 2013
to the Class J Shares Prospectus
for Principal Funds, Inc.
dated March 1, 2013

(as supplemented on March 28, 2013, April 17, 2103, May 9, 2013, June 14, 2013,
November 4, 2013, and November 22, 2013)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

MidCap Growth Fund III
On or about January 13, 2014, under the Sub-Advisor(s) and Portfolio Manager(s) headings, delete the information and substitute:

Robert W. Baird & Co. Incorporated

•	Kenneth M. Hemauer (since 2014), Managing Director and Senior Portfolio Manager

•	Charles F. Severson (since 2014), Managing Director and Senior Portfolio Manager

William Blair & Company, L.L.C.

•	Robert Lanphier (since 2014), Portfolio Manager and Partner

•	David Ricci (since 2014), Portfolio Manager and Partner

SmallCap Growth Fund I
On December 10, 2013, the Board of Directors of Principal Funds, Inc. approved the acquisition of the assets of the SmallCap Growth Fund II by the SmallCap Growth Fund I. This proposal will be submitted for shareholder vote at a Special Meeting of Shareholders of SmallCap Growth Fund II tentatively scheduled for April 18, 2014. Additional information about this proposal will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders of SmallCap Growth Fund II in February 2014. If shareholders approve this proposal, the acquisition is expected to occur on or about April 25, 2014. Additionally, if shareholders approve this proposal, Emerald Advisers, Inc. will become an additional sub-advisor to the SmallCap Growth Fund I.

SmallCap Growth Fund II
On December 10, 2013, the Board of Directors of Principal Funds, Inc. approved the acquisition of the assets of the SmallCap Growth Fund II by the SmallCap Growth Fund I. This proposal will be submitted for shareholder vote at a Special Meeting of Shareholders of SmallCap Growth Fund II tentatively scheduled for April 18, 2014. Additional information about this proposal will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders of SmallCap Growth Fund II in February 2014. If shareholders approve this proposal, the acquisition is expected to occur on or about April 25, 2014. Additionally, if shareholders approve this proposal, Emerald Advisers, Inc. will become an additional sub-advisor to the SmallCap Growth Fund I.

MANAGEMENT OF THE FUNDS
The Sub-Advisors

On or about January 13, 2014, delete the sections for Jacobs Levy Equity Management, Inc. and Turner Investments, L.P. and the related portfolio manager information.

On or about January 13, 2014, add the following:

Sub-Advisor:
Robert W. Baird & Co. Incorporated (“Baird”), 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, was founded in 1919. Baird provides investment management services for individuals and institutional clients including pension and profit sharing plans.

Baird is the sub-advisor for a portion of the assets of the MidCap Growth Fund III.

The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Kenneth M. Hemauer has been with Baird since 1994. He earned a B.B.A. degree and an M.S. degree in Finance from the University of Wisconsin-Madison. Mr. Hemauer has earned the right to use the Chartered Financial Analyst designation.
Charles F. Severson has been with Baird since 1987. He earned a B.B.A. degree in Accounting and Finance and an M.S. degree in Finance from the University of Wisconsin-Madison. Mr. Severson has earned the right to use the Chartered Financial Analyst designation.

On or about January 13, 2014, add the following:

Sub-Advisor:
William Blair & Company, L.L.C. (“William Blair”), 222 West Adams Street, Chicago, Illinois 60606, has been an investment advisor since 1947, and provides investment management services to mutual funds, corporate pension plans, endowments and foundations and individual accounts.

William Blair is the sub-advisor for a portion of the assets of the MidCap Growth Fund III.

The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.
Robert Lanphier has been with William Blair since 1987. He earned a B.S. from Purdue University and an M.B.A. from Northwestern University Kellogg Graduate School of Management.
David Ricci has been with William Blair since 1994, He earned a Sc.B. from Brown University and an M.B.A. from Harvard Business School. Mr. Ricci has earned the right to use the Chartered Financial Analyst designation.

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